Exhibit 10.1 (b)
FIRST AMENDMENT
          FIRST AMENDMENT, dated as of October 18, 2005 (this “Amendment”), with respect to the Credit Agreement, dated as of March 25, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rural Cellular Corporation, a Minnesota corporation (the “Borrower”), the lenders from time to time parties thereto (the “Lenders”), Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A. as documentation agent.
WITNESSETH:
          WHEREAS, capitalized terms undefined herein shall have the meaning ascribed to them in the Credit Agreement; and
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and
          WHEREAS, the Borrower wishes to be able to make a one-time cash dividend payment on certain Existing Preferred Stock in accordance with Section 6.08 of the Credit Agreement and, in connection therewith, has requested that certain definitions used in the financial covenants contained in the Credit Agreement be amended in the manner provided for in this Amendment;
          WHEREAS, the Borrower wishes to be able to incur additional Indebtedness with the same maturity as the Existing Senior Unsecured Notes;
          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:
SECTION I AMENDMENT
     1.1. Amendments to Section 1.01. (a) The following defined term is hereby inserted in appropriate alphabetical order:
     “Permitted One-Time Cash Dividend” means a one-time cash dividend payment on the 11 3/8% Senior Exchangeable Preferred Stock of the Borrower in an aggregate amount not to exceed $18 million in payment of previously accrued dividends (including any interest accrued on such dividends) thereon, provided that such payment is made on or before November 14, 2005 and that such payment is otherwise permitted to be made as a Restricted Payment pursuant to Section 6.08.
          (b) The following defined terms are hereby amended and restated in their entirety to read as follows:
     “Cash Interest Expense” means, for any period, (a) Consolidated Interest Expense actually paid in cash for such period, but excluding (to the extent otherwise included

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therein) any Permitted One-Time Cash Dividend made during such period, minus (b) any costs, fees and expenses related to the termination of any Hedging Agreement.
     “Qualifying Senior Indebtedness” means senior debt issued by the Borrower which (i) is not secured or guaranteed, (ii) does not mature or require scheduled payments of principal prior to the date that is six months after the Maturity Date (except that up to $50 million of such senior debt may have the same maturity date as that of the Existing Senior Unsecured Notes), (iii) has terms and conditions (other than those relating to interest rates, maturity and call and make-whole provisions that are consistent with market terms for such type of debt as of the time of its issuance) which, taken as a whole, are not materially less favorable to the Borrower than those of the Existing Senior Unsecured Notes, and (iv) is not convertible into any Indebtedness or Capital Stock other than Qualifying Senior Indebtedness, Qualifying Subordinated Indebtedness or Qualified Capital Stock.
SECTION II MISCELLANEOUS
     2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:
     (a) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and
     (b) the Administrative Agent shall have received, for the account of each Lender executing this Amendment on or prior to October 18, 2005, an amendment fee equal to 0.05% of each such executing Lender’s Revolving Commitment then in effect (in respect of each such Lender, an “Amendment Fee”).
     2.2. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof; and (c) the Guarantors signing this Amendment include each Person who is a Subsidiary of the Borrower as of the date hereof.
     2.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     2.4. Continuing Effect; No Other Amendments. Except to the extent the Credit Agreement is expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.

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     2.5. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.
     2.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

RURAL CELLULAR CORPORATION
By:	/s/ Suzanne Allen
	Name:	SUZANNE ALLEN
	Title:	TREASURER

LEHMAN COMMERCIAL PAPER INC., Individually and as Administrative Agent
By:	/s/ Diane Albanese
	Name:	DIANE ALBANESE
	Title:	AUTHORIZED SIGNATORY

BANK OF AMERICA, N.A., Individually and as Documentation Agent
By:	/s/ John W. Woodiel III
	Name:	JOHN W. WOODIEL III
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE RURAL CELLULAR CREDIT AGREEMENT Name of Institution: Wells Fargo Bank, National Association
By:	/s/ Tracy L. Moosbrugger
	Name:	Tracy L. Moosbrugger
	Title:	Vice President

Name of Institution: National City Bank
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Lender
By:	/s/ Michael R. Phelan

Name:	Michael R. Phelan
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

Name of Institution: CoBANK, ACB
By:	/s/ John W. Donner
Name: John W. Donner
Title: Vice President

Name of Institution: CIT Lending Services Corporation
By:	/s/ Michael V. Monahan
Name: Michael V. Monahan
Title: Vice President

          THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE FOREGOING AMENDMENT AS OF THE DATE HEREOF.

RCC MINNESOTA, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RCC HOLDINGS, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

BMCT EQUIPMENT COMPANY L.L.C.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

FERRY EQUIPMENT COMPANY L.L.C.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RCC PAGING, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RGI GROUP, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

TLA SPECTRUM, LLC
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RCC NETWORK, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RCC TRANSPORT, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RCC ATLANTIC LONG DISTANCE, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RCC ATLANTIC, INC.
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

ALEXANDRIA INDEMNITY CORPORATION
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title:

RCC ATLANTIC LICENSES, LLC
By:	/s/ Wesley E. Schultz
	Name:	Wesley E. Schultz
Title: